UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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XENONICS HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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XENONICS HOLDINGS, INC.

2236 Rutherford Road, Suite 123
Carlsbad, California 92008

February 2, 2005

Dear Stockholder:

     You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Xenonics Holdings, Inc. The meeting will be held at the Olympic Resort Hotel & Spa, 6111 El Camino Real, Carlsbad, California 92009, beginning at 11:00 A.M., local time, on Friday, February 25, 2005.

     The Notice of Meeting and the Proxy Statement on the following pages cover the formal business of the meeting, which includes four items to be voted on by the stockholders. At the Annual Meeting, I will also report on Xenonics’ current operations and will be available to respond to questions from stockholders.

     Whether or not you plan to attend the meeting, it is important that your shares be represented and voted at the meeting. You are urged, therefore, to complete, sign, date and return the enclosed proxy card (or use telephone or internet voting procedures, if offered by your broker), even if you plan to attend the meeting.

     I hope you will join us.

Sincerely,
/s/ Alan P. Magerman
Alan P. Magerman
Chief Executive Officer and Chairman

XENONICS HOLDINGS, INC.

2236 Rutherford Road, Suite 123
Carlsbad, California 92008

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on February 25, 2005

     Notice is hereby given to the holders of common stock, $0.001 par value per share, of Xenonics Holdings, Inc. (“Xenonics” or the “Company”) that the Annual Meeting of Stockholders will be held on Friday, February 25, 2005 at the Olympic Resort Hotel & Spa, 6111 El Camino Real, Carlsbad, California 92009, beginning at 11:00 A.M., local time, for the following purposes:

(1)	To elect seven directors to serve until the 2006 Annual Meeting of Stockholders;

(2)	To approve an amendment to Xenonics’ Articles of Incorporation to increase the number of authorized shares of common stock from 20,000,000 to 50,000,000;

(3)	To approve Xenonics’ 2004 Stock Incentive Plan;

(4)	To ratify the selection of Eisner, LLP as Xenonics’ independent auditors for the fiscal year ending September 30, 2005; and

(5)	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

     Only those stockholders of record at the close of business on February 1, 2005 are entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment of the Annual Meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting.

By Order of the Board of Directors
/s/ Donna G. Lee
February 2, 2005	Donna G. Lee
Corporate Secretary

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE (OR USE TELEPHONE OR INTERNET VOTING PROCEDURES, IF AVAILABLE THROUGH YOUR BROKER). IF YOU ATTEND THE ANNUAL MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AND VOTE IN PERSON.

XENONICS HOLDINGS, INC.

2236 Rutherford Road, Suite 123
Carlsbad, California 92008

Annual Meeting of Stockholders to be Held on February 25, 2005

PROXY STATEMENT

     This Proxy Statement is furnished to holders of the common stock, $0.001 par value per share, of Xenonics Holdings, Inc., a Nevada corporation, in connection with the solicitation of proxies by our Board of Directors for use at our 2005 Annual Meeting of Stockholders to be held at the Olympic Resort Hotel & Spa, 6111 El Camino Real, Carlsbad, California 92009, beginning at 11:00 A.M., local time, on Friday, February 25, 2005, and at any postponement or adjournment of the Annual Meeting.

     This Proxy Statement and the accompanying proxy card are first being mailed to our stockholders on or about February 2, 2005.

What is the purpose of the Annual Meeting?

     At the Annual Meeting, stockholders will act upon the matters outlined in the attached Notice of Meeting and described in detail in this Proxy Statement, which are the election of directors, the approval of an amendment to our Articles of Incorporation to increase our authorized shares of common stock, the approval of our 2004 Stock Incentive Plan and the ratification of our appointment of independent accountants. In addition, management will report on our performance during fiscal 2004 and respond to questions from stockholders.

Who is entitled to vote at the Annual Meeting?

     Only stockholders of record at the close of business on February 1, 2005 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.

What are the voting rights of the holders of our common stock?

     Holders of our common stock are entitled to one vote per share with respect to each of the matters to be presented at the Annual Meeting. The affirmative vote of a majority of the votes cast at the Annual Meeting, provided a quorum is present, will be required for approval of each of the proposals described in this Proxy Statement other than the approval of the amendment to our Articles of Incorporation and the election of directors. Approval of the amendment to our Articles of Incorporation will require the affirmative vote of the holders of a majority of our outstanding shares of common stock. With regard to the election of directors, the seven nominees receiving the greatest number of votes cast will be elected.

     Abstentions will be counted towards the tabulation of votes cast on matters properly presented to the stockholders (except the election of directors) and will have the same effect as negative votes. Broker non-votes will not be counted as votes cast and, therefore, will have no effect on the outcome of the matters presented at the Annual Meeting.

What constitutes a quorum?

     Our Bylaws provide that the presence, in person or by proxy, at our Annual Meeting of the holders of a majority of the outstanding shares of our common stock will constitute a quorum.

     For the purpose of determining the presence of a quorum, proxies marked “withhold authority” or “abstain” will be counted as present. Shares represented by proxies that include so-called broker non-votes also will be counted as shares present for purposes of establishing a quorum. On the record date of February 1, 2005, there were [___] shares of our common stock issued and outstanding, and those shares are the only shares that are entitled to vote at the Annual Meeting.

What are the Board’s recommendations?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. The recommendations of our Board of Directors are set forth together with the description of each Proposal in this Proxy Statement. In summary, our Board of Directors recommends a vote:

•	“FOR” election of the directors named in this Proxy Statement (see Proposal I);

•	“FOR” approval of the amendment to our Articles of Incorporation to increase the number of our authorized shares of common stock (see Proposal II);

•	“FOR” approval of our 2004 Stock Incentive Plan (see Proposal III); and

•	“FOR” ratification of the appointment of Eisner LLP as our independent auditors for fiscal 2005 (see Proposal IV).

Proxies

     If the enclosed proxy card is executed, returned in time and not revoked, the shares represented by the proxy card will be voted at the Annual Meeting and at any postponement or adjournment of the Annual Meeting in accordance with the directions indicated on the proxy card. IF NO DIRECTIONS ARE INDICATED, PROXIES WILL BE VOTED “FOR” ALL PROPOSALS DESCRIBED IN THIS PROXY STATEMENT AND, AS TO ANY OTHER MATTERS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT OF THE ANNUAL MEETING, IN THE SOLE DISCRETION OF THE PROXY HOLDERS.

     A stockholder who returns a proxy card may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to our Corporate Secretary, (ii) properly submitting to us a duly executed proxy bearing a later date, or (iii) appearing at the Annual Meeting and voting in person. All written notices of revocation of proxies should be addressed as follows: Xenonics Holdings, Inc., 2236 Rutherford Road, Suite 123, Carlsbad, California 92008, Attention: Corporate Secretary.

PROPOSAL I

ELECTION OF DIRECTORS

     Pursuant to our Bylaws, our Board of Directors has fixed the number of our directors at seven. Each director is elected for a term of one year and until his successor is elected.

     The following is information concerning the nominees for election as directors. We believe that each nominee will be able to serve as a director. In the event that a nominee is unable to serve, the proxy holders will vote the proxies for such other nominee as they may determine.

Nominees

     Alan P. Magerman. Mr. Magerman, age 69, founded Xenonics, Inc. in November 1996, and has been its Chairman of the Board and Chief Executive Officer since that time. Mr. Magerman has been Chairman of the Board and Chief Executive Officer of Xenonics Holdings, Inc. since the acquisition of Xenonics, Inc. in July 2003. Prior to founding Xenonics, Mr. Magerman was a founder and former chairman of Odyssey Sports, Inc., a privately held company engaged in the development and distribution of golf clubs from 1990 through 1995. Mr. Magerman was a consultant and director of NTN Communications, Inc., (NTN), a publicly held broadcasting and cable television company from 1984 through 1997. Mr. Magerman also acted as an independent financial consultant from 1998 to 2002 to CodeStream Holdings, Inc. (a developer of fiber-optic technology known as optical code division multiple access) and Mangosoft, Inc. (a public company engaged in the development and marketing of software solutions for the networking needs of businesses). Mr. Magerman’s primary responsibility was to arrange the funding necessary to help these companies achieve their corporate goals.

     Jeffrey P. Kennedy. Mr. Kennedy, age 50, has been a director and the President and Chief Operating Officer of Xenonics, Inc. since June 1997. Mr. Kennedy has held the same positions with Xenonics Holdings, Inc. since the acquisition of Xenonics, Inc. in July 2003. Prior to joining Xenonics, Inc., Mr. Kennedy was a General Manager of the Mobile Chemical Plastics Division at Mobil Corporation. He was educated at the University of Maine, receiving a BS degree in chemistry and an MS degree in chemical engineering.

     Robert Buie. Mr. Buie, age 62, became a director of Xenonics, Inc. in December 1998, and has been a director of Xenonics Holdings, Inc. since the acquisition of Xenonics, Inc. in July 2003. Mr. Buie founded the Buie Group of Companies, a Southern California residential developer in 1983 and currently still serves as its president. From 1971 to 1983, he was a senior officer of Avco Communities, a major publicly traded homebuilder. Mr. Buie holds an MBA from Harvard University and a Civil Engineering degree from Virginia Polytechnic Institute.

     Michael L. Magerman. Mr. Magerman, age 42, became a director of Xenonics, Inc. in June 1997 and has been a director of Xenonics Holdings, Inc. since the acquisition of Xenonics, Inc. in July 2003. Mr. Magerman is currently the Chief Executive Officer of Quickie Manufacturing Corporation, the leading manufacturer of cleaning tools in North America. He is also a Senior Director of Centre Partners Management, LLC, a private equity investment firm. Mr. Magerman serves on many of the boards of the companies that Centre Partners represents. Mr. Magerman also serves as a Director of Autoland, Inc., a Los Angeles-based provider of auto buying services, Bravo Sports, a manufacturer and marketer of Gen-Y sporting goods accessories, and is on the board of American Seafoods, which operates the largest fleet of catcher-processor vessels in the United States. From 1995 to 1997 he served as President and Chief Executive Officer of Tommy Armour Golf, a division of U.S. Industries. He also served as President and Chief Executive Officer of Odyssey Sports, a business he co-founded in 1990. Mr. Magerman serves on the board of Bryant Park Capital, an investment banking firm. Mr. Magerman graduated from UCLA in 1984 with a B.A. in Political Science and received an MBA from University of San Diego in 1992. Mr. Magerman’s father is Alan P. Magerman.

     Richard J. Naughton. Vice Admiral Richard J. Naughton, age 58, became a director of Xenonics Holdings, Inc. in May 2004. He spent 35 years in the Navy, with over 15 years in senior and command positions. Vice Admiral Naughton is currently working as a consultant to the defense and transportation industry. He is also an executive vice president of APARIQ Inc, an engineering services company based in Maryland, a position he has held since March, 2004. Mr. Naughton also is a member of the advisory board of Broadware Technologies, Inc. (a platform provider for networked audio and video information). The Vice Admiral received his BS from the US Naval Academy in 1968, Masters Degree in Aeronautical Engineering from the Naval Postgraduate School in 1973 and Aeronautical Engineer Degree from the Naval Postgraduate School in 1974. In 1993, he graduated from the Industrial College of the Armed Forces.

     Richard M. Rodstein. Mr. Rodstein, age 50, became a director of Xenonics Holdings, Inc. in May 2004. He served as President and Chief Executive Officer of K2 Inc., a global sporting goods company from January, 1996 until October 2002. Mr. Rodstein joined K2 Inc. as that company’s Chief Financial Officer in 1983. Prior to joining K2 Inc., Mr. Rodstein was a manager with the public accounting firm, Ernst and Young. Mr. Rodstein also currently serves on the board of directors of Bravo Sports, a distributor of equipment and accessories for various action sports that is a private company owned by a private equity firm. Mr. Rodstein graduated from UCLA in 1976 with a BA in economics and in 1978 with an MBA.

     Dr. Eli Shapiro. Dr. Shapiro, age 82, became a director of Xenonics, Inc. in June 1997 and has been a director of Xenonics Holdings, Inc. since the acquisition of Xenonics, Inc. in July 2003. He founded NuVision, Inc. in 1951, which was a retail optical company in the United States. That company was sold in June 1997. He served as NuVision’s Chief Executive Officer and Chairman until that company was sold in 1997. Dr. Shapiro received his Doctor of Optometry from the Southern College of Optometry.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES FOR ELECTION AS DIRECTORS.

Meetings of the Board of Directors and Committees

     Board of Directors

     The property, affairs and business of Xenonics Holdings, Inc. are conducted under the supervision and management of our Board of Directors as called for under the laws of Nevada and our Bylaws. Our Board of Directors has established a standing Audit Committee, Compensation Committee, and Nominating and Governance Committee, each member of which is “independent” under the independence standards of both the Nasdaq Stock Market and the Securities and Exchange Commission (the “SEC”).

     The Board of Directors held seven meetings during the 2004 fiscal year. Each director attended at least 75% of the aggregate of the total meetings of the Board and the total number of meetings of all Board committees on which he served that were held during the portion of the 2004 fiscal year in which he served as a director or served on such committees, as applicable, except that Dr. Shapiro attended only four of the seven 2004 Board meetings. Dr. Shapiro does not serve on any of our Board committees.

     Our Board of Directors has determined that Messrs. Buie, Naughton, Rodstein and Shapiro are each “independent” under the independence standards of both the Nasdaq Stock Market and the SEC and have no material relationships with us (either directly or as a partner, stockholder or officer of any entity) that could be inconsistent with a finding of their independence as members of our Board of Directors or as the members of our Audit Committee, Compensation Committee or Nominating and Governance Committee. Our Board of Directors also has determined that Mr. Rodstein, one of the independent directors serving on our Audit Committee, is an “audit committee financial expert” as defined by SEC rules.

     The following table provides information concerning the current membership of our Board committees:

			Nominating and
	Audit	Compensation	Governance
Name	Committee	Committee	Committee
Alan P. Magerman
Jeffrey P. Kennedy
Robert Buie			(3)
Michael L. Magerman
Richard J. Naughton	(1)	(2)	(3)
Richard M. Rodstein	(1)	(2)	(3)
Dr. Eli Shapiro

(1)	These directors constitute the members of our Audit Committee. Mr. Rodstein is the Chairman of the Committee.

(2)	These directors constitute the members of our Compensation Committee. Mr. Rodstein is the Chairman of the Committee.

(3)	These directors constitute the members of our Nominating and Governance Committee. Mr. Naughton is Chairman of the Committee.

     Audit Committee

     The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities relating to:

•	The quality and integrity of our financial statements and reports.

•	The independent auditors’ qualifications and independence.

•	The performance of our internal audit function and independent auditors.

     The Audit Committee appoints the outside auditors, reviews with the outside auditors the plans and results of the audit engagement, approves permitted non-audit services provided by our independent auditors, and reviews the independence of the auditors. The Audit Committee’s responsibilities also include oversight activities described below under the “Report of the Audit Committee.” A copy of the Audit Committee’s Charter is attached to this Proxy Statement as Appendix A and is also available on our website at www.xenonics.com.

     The Audit Committee held three meetings during the 2004 fiscal year.

     Compensation Committee

     The Compensation Committee is authorized to review and make recommendations to the full Board of Directors relating to the annual salaries and bonuses of our officers and to determine in its sole discretion all grants of stock options, the exercise price of each option, and the number of shares to be issuable upon the exercise of each option under our stock option plans. The Committee also is authorized to interpret our stock option plans, to prescribe, amend and rescind rules and regulations relating to the plans, to determine the term and provisions of the respective option agreements, and to make all other determinations deemed necessary or advisable for the administration of the plans.

     The Compensation Committee held two meetings during the 2004 fiscal year.

     Nominating and Governance Committee

     The Nominating and Governance Committee assists our Board of Directors in discharging its duties relating to corporate governance and the compensation and evaluation of the Board. The purpose of the Committee is to (1) identify individuals who are qualified to become members of the Board, consistent with criteria approved by the Board, (2) select, or recommend for the Board’s selection, the director nominees for each annual meeting of stockholders, (3) develop and recommend to the Board a set of corporate governance principles applicable to Xenonics, (4) oversee the annual evaluation of the Board and management, and (5) perform such other actions within the scope of the Committee’s Charter as the Committee deems necessary or advisable. A copy of the Nominating and Governance Committee’s Charter is attached to this Proxy Statement as Appendix B and is also on our website at www.xenonics.com.

     The Nominating and Governance Committee was not formed until August 27, 2004, and it did not hold any meetings during the fiscal year ended September 30, 2004.

     The Nominating and Governance Committee has not established any specific minimum qualifications for director candidates or any specific qualities or skills that a candidate must possess in order to be considered qualified to be nominated as a director. Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing board composition. In making its nominations, our Nominating and Governance Committee generally will consider, among other things, an individual’s business experience, industry experience, financial background, breadth of knowledge about issues affecting our company, time available for meetings and consultation regarding company matters and other particular skills and experience possessed by the individual.

Stockholder Recommendations of Director Candidates

     The Nominating and Governance Committee will consider Board nominees recommended by stockholders. In order for a stockholder to nominate a candidate for director, timely notice of the nomination must be given in writing to the Corporate Secretary of the Company. To be timely, the notice must be received at the principal executive offices of the Company as set forth under “Stockholder Proposals” below. Notice of a nomination must include your name, address and number of shares you own; the name, age, business address, residence address and principal occupation of the nominee; and the number of shares beneficially owned by the nominee. It must also include the information that would be required to be disclosed in the solicitation of proxies for election of directors under the federal securities laws, as well as whether the individual can understand basic financial statements and the candidate’s other board memberships (if any). You must submit the nominee’s consent to be elected and to serve. The Nominating and Governance Committee may require any nominee to furnish any other information that may be needed to determine the eligibility and qualifications of the nominee.

     Any recommendations in proper form received from stockholders will be evaluated in the same manner that potential nominees recommended by our Board members or management are evaluated.

Stockholder Communication with Board Members

     Stockholders who wish to communicate with our Board members may contact us at our principal executive office at 2236 Rutherford Road, Suite 123, Carlsbad, California 92008. Written communications specifically marked as a communication for our Board of Directors, or a particular director, except those that are clearly marketing or soliciting materials, will be forwarded unopened to the Chairman of our Board, or to the particular director to whom they are addressed, or presented to the full Board or the particular director at the next regularly scheduled Board meeting.

Board Members’ Attendance at Annual Meetings

     Each director is expected to be present at the Annual Meeting of Stockholders. Our first Annual Meeting will be held on February 25, 2004.

Compensation of Directors

     Previously, our directors did not receive any compensation for their services. However, in May 2004, Richard J. Naughton and Richard M. Rodstein joined our Board and we agreed to compensate each of Messrs. Naughton and Rodstein for their services as members of our Board of Directors and members of certain committees as follows: (i) we issued to each of Mr. Naughton and Mr. Rodstein stock options to purchase 15,000 shares of our common stock at an exercise price of $5.75 per share; (ii) we agreed to issue to each of Mr. Naughton and Mr. Rodstein additional options to purchase 5,000 shares of our common stock on each anniversary of their appointment to the Board, which options will have an exercise price equal to the market price of our stock on that day; and (iii) Mr. Naughton and Mr. Rodstein will each receive $5,000 as an annual director’s fee, $500 for each committee meeting that they attend (if such committee meeting is not held in conjunction with a Board meeting), and $1,000 for each meeting of the Board of Directors that they attend. In addition, the Chairman of the Audit Committee will receive an annual fee of $10,000, the Chairman of the Compensation Committee will receive an annual fee of $5,000, and the Chairman of the Nominating and Governance Committee will receive an annual fee of $5,000. Other than the foregoing compensation payable to Mr. Naughton and Mr. Rodstein, we do not compensate our directors for their services.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of the outstanding shares of our common stock (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file.

     Based solely on our review of the copies of such forms received or written representations from the Reporting Persons, we believe that, with respect to the fiscal year ended September 30, 2004, all of the Reporting Persons complied with all applicable Section 16 filing requirements on a timely basis except as described in the following sentence. Mr. Buie’s Form 3, which he filed on a timely basis with the SEC, did not disclose all of the shares of our common stock in which he holds an indirect beneficial ownership interest through Lightrays, Ltd.

Beneficial Owners of More Than Five Percent of Xenonics’ Common Stock; Shares Held by Directors and Executive Officers

     The following table sets forth certain information regarding the beneficial ownership of our common stock as of December 31, 2004 by (i) each person who is known by us to own beneficially more than five percent of our outstanding common stock; (ii) each of our current directors and director nominees; (iii) the executive officers listed below in the Summary Compensation Table; and (iv) all current executive officers and directors of a group. The number of shares and the percentage of shares beneficially owned by each such person or group, as set forth below, include shares of common stock that such person or group had the right to acquire on or within sixty days after December 31, 2004 pursuant to the exercise of vested and exercisable options or warrants. References to options or warrants in the footnotes to the table below include only options or warrants to purchase shares that were exercisable on or within sixty days after December 31, 2004.

	Amount of Common
	Stock & Nature of	Percent of Ownership
Name & Address of Beneficial Owner(1)	Beneficial Ownership(2)	of Common Stock
Selig Zises	2,882,950 (3)	19.40%
767 Third Avenue
New York, NY 10017

Theodore Aroney	1,116,122(4)	7.61%
7220 Arenal Lane
Carlsbad, CA 92009

Eli Shapiro	1,041,278(5)	7.17%

Alan P. Magerman	1,003,258(6)	6.73%

Alan Cohen	890,850	6.20%
934 Closter Dock Road
Alpine NJ, 07620

Jeffrey P. Kennedy	718,971(7)	4.89%

Robert F. Buie	497,384(8)	3.45%
11260 El Camino
San Diego, CA 92130

Michael L. Magerman	141,583(9)	0.98%

Donna G. Lee	13,334(10)	0.09%

Richard M. Rodstein	-0-	—

Richard J. Naughton	-0-	—

All executive officers and directors as a group (8 persons)	3,415,808(11)	22.00%

(1)	Except as otherwise indicated, the address of each stockholder is c/o Xenonics Holding, Inc., 2236 Rutherford, Suite 123, Carlsbad, California, 92008.

(2)	The number of shares of common stock issued and outstanding on December 31, 2004 was 14,364,878 shares.

(3)	Selig Zises’ shareholdings include 1,566,627 shares held by the Selig Zises IRA Delaware Charter Trust; 752,923 shares held by Lynn Zises; 4,400 shares held by Joan Nielsen; 8,800 shares held by each of Ellyn Bank, Jay Zises, Justin Zises, Meryl Zises, Nancy Zises and Samantha Zises; and 13,200 shares held by Lara Zises. In addition, Mr. Zises controls warrants for the purchase of an additional 493,000 shares.

(4)	Includes (i) 60,000 shares owned by Theodore Aroney TTEE FBO, (ii) 643,122 shares owned by the Theodore Aroney Revocable Trust DTD 11/8/94, and (iii) warrants to purchase 310,000 shares.

(5)	Includes 33,333 shares that Eli Shapiro, a director of Xenonics Holdings, Inc., has the right to acquire pursuant to stock options and 122,500 shares that he has the right to acquire pursuant to warrants. Mr. Shapiro’s shareholdings also include 585,445 shares held by the Eli Shapiro Rev Trust UA Dated 05/27/93; 100,000 shares held by the Brad & Kathy Shapiro Rev Trust UA Dated 07/26/95; 100,000 shares held by Leslie Raven Trust UA Dated 9/25/03; and 100,000 shares held by the Jan Albert Trust UA Dated 9/25/03.

(6)	Includes 350,000 shares that Alan Magerman, a director and officer of Xenonics Holdings, Inc., has the right to acquire pursuant to stock options and 202,500 shares that he has the right to acquire pursuant to warrants. Mr. Magerman’s shareholdings also include 160,000 shares owned by his wife, Phyllis Magerman.

(7)	Includes 245,000 shares that Jeffrey Kennedy, a director and officer of Xenonics Holdings, Inc., has the right to acquire pursuant to stock options and 100,000 shares that he has the right to acquire pursuant to warrants.

(8)	Includes 33,333 shares that Robert Buie, a director of Xenonics Holdings, Inc., has the right to acquire pursuant to stock options and 25,000 shares that he has the right to acquire pursuant to warrants.

(9)	Includes 33,333 shares that Michael Magerman, a director of Xenonics Holdings, Inc., has the right to acquire pursuant to stock options.

(10)	Includes 13,333 shares that Donna Lee, an officer of Xenonics Holdings, Inc., has the right to acquire pursuant to stock options.

(11)	Includes 1,158,333 shares that our current executive officers and directors have the right to acquire pursuant to stock options and warrants.

Certain Relationships and Related Transactions

     Prior to the closing of the acquisition of Xenonics, Inc., Lynn Dixon owned 11,000,000 (or 95%) of the issued and outstanding common stock of Xenonics Holdings, Inc. and, therefore, was an affiliate of that company. In connection with our acquisition of Xenonics, Inc., Mr. Dixon cancelled 9,026,400 of those shares for no consideration. As a result, Mr. Dixon’s shareholdings immediately after the acquisition of Xenonics, Inc. were reduced to 1,973,600 of shares of our common stock. We have been advised Mr. Dixon was the beneficial owner of only 19,863 shares as of December 31, 2004.

     In October 2001, we borrowed $500,000 to use as working capital from Dr. Eli Shapiro, a director and stockholder of this company. Dr. Shapiro obtained these funds through a loan from a bank, which loan we guaranteed. We made our loan payments directly to the bank. The interest rate on the loan was 7.5% from October 2001 through October 2002, was renewed at 6.25% through October 2003, and was renewed again at a reduced principal rate of $400,000 and an interest rate of 5.5% through October 2004. The loan was repaid and closed in March 2004 and the lien on our assets was released. In July 2001, we also borrowed an additional $184,000 from Dr. Shapiro at an interest rate of 10% per annum. This $184,000 unsecured loan was fully repaid in March 2004.

     In February 2003, we borrowed $250,000 from a stockholder, Theodore Aroney, in the form of a convertible note, secured by substantially all of our assets, with an interest rate of 6% per annum, due on demand or in the event that we completed a private placement of our common stock. The promissory note was convertible at $0.50 per share. In March 2004, the full principal amount and all accrued interest on this loan was converted into 533,726 shares of our common stock.

     In March 1997 we entered into a license agreement with Lightrays, Ltd. pursuant to which we received a license to a patent and to certain related intellectual property. In consideration for the license, we issued 100,000 shares of common stock to Lightrays and agreed to pay Lightrays up to $3,967,000 (which amount would be paid based on future gross profits and sales). Subsequent to the agreement, we initiated a lawsuit against the former general partner of Lightrays, Ltd. In April 1998 we amended the license agreement and reduced the amount of the future payment to $400,000 and issued an additional 150,000 shares of our common stock to Lightrays. In addition, in connection with the amendment of the license agreement, we dismissed Lightrays from the lawsuit. The $400,000 payment is to be made from 50% of our after-tax earnings until the aggregate amount of such payments equals $400,000. We also owned a 10% interest in Lightrays. In August 2004, we entered into a term sheet with Lightrays pursuant to which we agreed (a) to issue to Lightrays 97,000 shares of our common stock, and (b) to transfer to Lightrays the 10% limited partnership interest we owned in that partnership. In that term sheet, Lightrays agreed (i) to accept the 97,000 shares and the 10% interest as payment in full for all obligations we may owe Lightrays, including the $400,000 cash payment, and (ii) to assign and transfer the Lightrays patent and related intellectual property to us. This transaction was completed on December 3, 2004. The current general partner of Lightrays is Robert Buie, a member of our Board of Directors and one of our stockholders.

     In March 2004, we engaged Bryant Park Capital, Inc. (“BPC”) as our exclusive financial advisor in connection with possible capital raising transactions. We have also engaged BPC to provide financial advisory services, if requested by us, in connection with any merger and acquisition transactions or any strategic alliances we may enter into. Under the engagement letter, as amended to date, we issued to BPC 20,000 shares of our common stock, valued at $2.50 per share, as an initial engagement fee and agreed to pay BPC $10,000 per month during the term of the agreement. In addition, we will be obligated to pay BPC various success fees depending on future transactions. In the event that we engage in any financing transactions, we have agreed to (i) pay BPC a cash fee equal to 8% of all monies raised by us from investors introduced to us by BPC, and (ii) issue BPC warrants to buy stock at the price such securities were sold to investors in an amount equal to 8% of the value of the capital infusion transaction. In the event that we engage in a merger or acquisition transaction and BPC provides advisory services to us at our request, we have agreed to pay BPC a fee equal to 2.5% of the consideration paid in the merger or acquisition transaction. Finally, if we enter into a strategic alliance with a party introduced by BPC to us during the term of our agreement with BPC, or during the 18 months after the termination of BPC’s engagement, we have agreed to pay BPC a cash fee equal to 2.5% of the value of the strategic alliance transaction. The initial term of our agreement with BPC is 180 days and may be terminated by either party at any time. In April 2004, we paid a fee for acting as a placement agent in connection with the sale of $850,000 of our securities to two institutional investors. The amount of the fee paid to BPC was $100,000. The principal of BPC is Joel Magerman, a son of Alan P. Magerman (our Chairman of the Board and Chief Executive Officer) and brother of Michael Magerman (director of Xenonics Holdings, Inc.).

Executive Officers of Xenonics Holdings, Inc.

     For biographical information regarding two of our executive officers, Alan P. Magerman and Jeffrey P. Kennedy, see “Proposal I – Election of Directors – Nominees”. For information concerning executive officers’ ownership of our common stock, see “Beneficial Owners of More Than Five Percent of Xenonics’ Common Stock; Shares Held by Directors and Executive Officers” above.

     Our third executive officer is Donna G. Lee, age 46. Ms. Lee joined Xenonics, Inc. in November 2003 and has been our Chief Financial Officer, Secretary and Treasurer since December 2003. Previously, she held the position of Director of Finance for International Lottery & Totalizator Systems, Inc., a publicly traded company, from July 2000 through November 2003. Ms. Lee’s previous experience also included positions with Vulcan Materials Company and The Dial Corp from 1983 to July 2000. Ms. Lee graduated from Arizona State University with a BS in Accounting and an MBA. She received her CPA certificate in the state of Arizona.

Key Employees of Xenonics Holdings, Inc.

     Stephen L. Maddox. Mr. Maddox, age 53, has been the Vice President of Business Development of Xenonics, Inc. since October 2000 and has held that position with Xenonics Holdings, Inc. since the acquisition of Xenonics, Inc. in July 2003. Before joining us, he held a variety of key positions with large defense contractors, including with GTE Government Systems from 1986 through 1997 and TRW from 1997 and 2000. He has a Bachelor of Science degree from the US Military Academy, West Point, New York, and a Master of Science degree from the Naval Postgraduate School, Monterey, California. After teaching mathematics at West Point, he left the military for the private sector in 1986.

     Gary Palmer. Mr. Palmer, age 57, our Director of Engineering and Development, joined our company in August 2004. From 2001 until he joined our company, Mr. Palmer was a principal in Sidewinder Tactical Systems, focusing on development of thermal detectors. Mr. Palmer was employed by ITT Night Vision, a manufacturer of high-performance night vision equipment for the U.S. military and the military of other U.S. approved nations, from 1993 to 2001. During his employment with ITT Night Vision, Mr. Palmer held various positions, including Product Development Manager, Senior Principal Systems Engineer, and Project Engineer of the ITT Electro Optical Products Division of that company.

     Richard L. Hall. Mr. Hall, age 55, Director of Commercial Sales and Marketing, joined the company in October 2004. From 1994 to 2004, Mr. Hall was Sales Manager for Commercial Products at ITT Industries Night Vision. He was responsible for the law enforcement, commercial and recreational marine, and outdoor sport markets. Prior to ITT, Mr. Hall’s focus was in the recreational marine industry. He is a graduate of the US Army Military Police School.

Executive Compensation

     The following table sets forth the compensation for services rendered to us (including our subsidiary, Xenonics, Inc.) by our Chief Executive Officer and the other executive officers whose total annual salary and bonus exceeded $100,000 (collectively, the “Named Executive Officers”) for the fiscal year ended September 30, 2004, the twelve month period ended September 30, 2003 and for the fiscal year ended December 31, 2002. Prior to the acquisition of Xenonics, Inc., Xenonics Holdings, Inc. (then known as Digital Home Theater Systems, Inc.) did not pay any compensation to its sole officer and director. Accordingly, no information is set forth for the former Chief Executive Officer of Xenonics Holdings, Inc. (then known as Digital Home Theater Systems, Inc.)

Summary Compensation Table

							Long-Term
	Annual Compensation						Compensation Awards
									Securities
Name and						Other Annual			Underlying
Principal Position	Year		Salary	Bonus		Compensation	Stock Awards		Options/SARs
Alan P. Magerman
Chief Executive	2004		$183,000	$150,000	(3)	—	—		—
Officer, Chairman	2003	(1)	$159,000	—		—	104,742	(4)	150,000	(5)
of the Board	2002		$96,000	—		—	—		—

Jeffery P. Kennedy	2004		$183,000	$125,000	(3)	—	—		—
Chief Operating	2003	(1)	$159,000	—		—	104,742	(4)	50,000	(5)
Officer, President	2002		$96,000	—		—	—		—

Donna G. Lee	2004	(2)	$83,000	$20,000		—	—		20,000	(6)
Chief Financial	2003		—	—		—	—		—
Officer	2002		—	—		—	—		—

(1)	Xenonics, Inc. changed its fiscal year end from December 31 to September 30 in July 2003. Accordingly, the information provided for 2003 represents compensation paid during the twelve months ended September 30, 2003, and therefore overlaps with the information provided for 2002.

(2)	Ms. Lee started employment with the Company on November 17, 2003. Accordingly, information for the 2004 fiscal year represents ten and one-half months of salary.

(3)	The bonus amount includes $50,000 for both Mr. Magerman and Mr. Kennedy that was paid in the 2004 fiscal year but which related to services performed in the prior year.

(4)	These shares were valued at $0.75 per share and were issued in lieu of a cash bonus.

(5)	These options have an exercise price of $0.875 per share.

(6)	These options have an exercise price of $2.85 per share.

Stock Option Grants in the Last Fiscal Year

     The following table contains information concerning grants of stock options during the twelve-month period ended September 30, 2004 by Xenonics Holdings, Inc. with respect to the Named Executive Officers. We did not grant any stock appreciation rights.

Option Grants in Last Fiscal Year

Individual Grants
	Number of	% of Total
	Shares	Options		Market
	Underlying	Granted to		Price on
	Options	Employees	Exercise	Date of	Expiration
Name	Granted	In Fiscal Year	Price	Grant(1)	Date
Alan P. Magerman	—	—	—	—	—
Jeffery P. Kennedy	—	—	—	—	—
Donna G. Lee	20,000(2)	16.0%	$2.85	$2.85	10/31/2008

(1)	All of the options listed in this table were granted on October 31, 2003. The Pink Sheets quoted a “last sale price” of $2.85 on October 31, 2003.

(2)	Ms. Lee’s option vests and becomes exercisable in three equal annual installments beginning on October 31, 2003.

Aggregate Options

     The following table contains information concerning each exercise of stock options during the twelve- month period ended September 30, 2004 by each of the Named Executive Officers and the fiscal year-end value of unexercised options. We have not granted any stock appreciation rights.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

Number of Securities
			Underlying Unexercised	Value of Unexercised
			Options at FY-End	In-the-Money Options at
	Shares Acquired		Exercisable/	FY-End Exercisable/
Name	on Exercise	Value Realized	Unexercisable	Unexercisable (1)
Alan P. Magerman	—	—	350,000/50,000	$1,337,500/$168,750
Jeffery P. Kennedy	—	—	390,000/50,000	$1,497,500/$168,750
Donna G. Lee	—	—	6,600/13,400	$9,240/$18,760

(1)	The value of unexercised in-the-money options (whether exercisable or unexercisable) represents the excess of the market value of our common stock on September 30, 2004, based on the last reported sales price on that day of $4.25 per share as reported on the OTC Bulletin Board, over the exercise price of the options.

Equity Compensation Plan Information

     The following table provides information as of September 30, 2004 with respect to securities that may be issued under our equity compensation plans. The table does not provide any information regarding our 2004 Stock Incentive Plan that we are submitting for stockholder approval.

Number of securities
remaining available for
	Number of securities		future issuance under
	to be issued upon	Weighted-average	equity compensation
	exercise of	exercise price of	plans (excluding
	outstanding options,	outstanding options,	securities reflected in
Plan Category	warrants and rights	warrants and rights	column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,245,000	$0.96	0
Equity compensation plans not approved by security holders	—	—	—
Total	1,245,000	$0.96	—

     The equity compensation plan approved by our stockholders is the 2003 Stock Option Plan of Xenonics Holdings, Inc. We have not adopted without the approval of our stockholders any equity compensation plan under which our securities are authorized for issuance.

Employment Agreements

     Alan P. Magerman and Jeffrey P. Kennedy are our only employees who have employment agreements. Under his employment agreement, Mr. Magerman is to serve as the Chief Executive Officer of Xenonics, Inc., and Mr. Kennedy is to serve as President and Chief Operating Officer of Xenonics, Inc. Both employment agreements were entered into by Xenonics, Inc. as of January 1, 2003 and, except as set forth below, are substantially identical. Neither employment agreement has a fixed term or expiration date. Instead, Mr. Magerman’s agreement will continue until 24 months after either he or Xenonics, Inc. gives the other notice of termination. Likewise, Mr. Kennedy’s agreement will continue until 12 months after either he or Xenonics gives the other notice of termination. Both agreements provide for base compensation of $180,000 per year, to be adjusted annually according to the Consumer Price Index. In addition, if either Mr. Magerman or Mr. Kennedy is terminated for any reason other than for cause, the agreements require that they must be paid the remaining balances due to them under the agreements as liquidated damages. Although the foregoing employment agreements were entered into with Xenonics, Inc. and not Xenonics Holdings, Inc., Mr. Magerman and Mr. Kennedy are currently also providing the services required by those employment agreements to Xenonics Holdings, Inc. without additional compensation.

Code of Ethics

     We have adopted a Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, and principal accounting officer or controller. You can obtain a copy of the Code, without charge, by writing to our Corporate Secretary at Xenonics Holdings, Inc., 2236 Rutherford Road, Suite 123, Carlsbad, California 92008. A copy of the Code is also available on our website at www.xenonics.com.

Report of the Audit Committee

     Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act or the Exchange Act that might incorporate by reference previous or future filings, including this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any of such filings.

     The responsibilities of the Audit Committee include providing oversight to the financial reporting process of Xenonics Holdings, Inc. through periodic meetings with the Company’s independent auditors and management to review accounting, auditing, internal controls, and financial reporting matters. The management of Xenonics Holdings, Inc. is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on senior management, including senior financial management, and its independent auditors.

     We have reviewed and discussed with senior management the audited financial statements of Xenonics Holdings, Inc. that are included in the fiscal year 2004 Annual Report on Form 10-KSB. Management has confirmed to us that such financial statements (i) have been prepared with integrity and objectivity and are the responsibility of management and (ii) have been prepared in conformity with accounting principles generally accepted in the United States.

     We have discussed with Eisner LLP, our independent auditors, the matters required to be discussed by SAS 61 (Communications with Audit Committee). SAS 61 requires our independent auditors to provide us with additional information regarding the scope and results of their audit of the Company’s financial statements with respect to (i) their responsibility under auditing standards generally accepted in the United States, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.

     We have received from Eisner LLP a letter providing the disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) with respect to any relationships between Eisner LLP and Xenonics Holdings, Inc. that in its professional judgment may reasonably be thought to bear on independence. Eisner LLP has discussed its independence with us. Eisner LLP confirmed in its letter, in its professional judgment, it is independent of Xenonics Holdings, Inc. within the meaning of the federal securities laws.

     Based on the review and discussions described above with respect to the audited financial statements of Xenonics Holdings, Inc., we recommended to the Board of Directors that such financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended September 30, 2004.

     It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States. That is the responsibility of management and the Company’s independent auditors. In giving our recommendation to the Board of Directors, we have relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and (ii) the report of the Company’s independent auditors with respect to such financial statements.

Respectfully submitted, Audit Committee Richard J. Naughton Richard M. Rodstein

PROPOSAL II

APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION

     Under the Articles of Incorporation of Xenonics Holdings, Inc. that is currently in effect, there are 20,000,000 shares of common stock and 5,000,000 shares of preferred stock authorized for issuance. As of February 1, 2005, [___] shares of common stock were issued and outstanding and no shares of preferred stock were issued and outstanding. As of that date, [___] shares of common stock were reserved for issuance upon the exercise of outstanding options granted under our 2003 Stock Option Plan and [___] shares of common stock were reserved for issuance upon the exercise of outstanding warrants. Accordingly, as of February 1, 2005, we had only [___] authorized shares of common stock that were unissued and unreserved.

     On December 7, 2004, our Board of Directors approved an amendment to the first sentence of Article Fourth of our Articles of Incorporation, subject to stockholder approval, to increase the shares of common stock that are authorized for issuance by 30,000,000 shares, bringing the total number of common shares authorized for issuance to 50,000,000. No change will be made to the number of shares of preferred stock that are authorized for issuance, and no change will be made to the other provisions of our Articles of Incorporation that pertain to preferred stock.

     The full text of the proposed amended Article Fourth of our Articles of Incorporation is as follows:

“FOURTH. The stock of the corporation is divided into two classes: (1) Common Stock in the amount of Fifty Million (50,000,000) shares having a par value of $0.001 each; and (2) Preferred Stock in the amount of Five Million (5,000,000) shares having a par value of $0.001 each. The Board of Directors shall have the authority, by resolution or resolutions, (1) to divide the Preferred Stock into more than one class of stock or more than one series of any class; (2) to establish and fix the distinguishing designation of each such series and the number of shares thereof, which number, by like action of the Board of Directors, from time to time thereafter, may be increased, except when otherwise provided by the Board of Directors in creating such series, or may be decreased, but not below the number of shares thereof then outstanding; and (3) within the limitations of applicable law of the State of Nevada or as otherwise set forth in this Article, to fix and determine the relative voting powers, designations, preferences, limitations, restrictions and relative rights of the various classes or stock or series thereof and the qualifications, limitations or restrictions such rights of each series so established prior to the issuance thereof. There shall be no cumulative voting by shareholders.”

     The purpose of the proposed increase in the number of authorized shares of common stock is to make additional shares available for use by the Board of Directors as it deems appropriate or necessary. For example, such shares may be needed in the future in connection with raising additional capital, acquiring another company or its business or assets or establishing a strategic relationship with a corporate partner. The Board of Directors has no present agreement, arrangement, plan or understanding, however, with respect to the issuance of any such additional shares of common stock.

     If the amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law. Holders of our common stock as such have no statutory preemptive or subscription rights with respect to issuances of common stock.

     The holders of common stock are entitled to one vote per share on all matters to be voted upon by the stockholders. Subject to preferences that may be applicable to any outstanding preferred stock, the holders of common stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available for that purpose. In the event of our liquidation, dissolution or winding up, the holders of our common stock are entitled to share ratably in all assets remaining after payment of liabilities, subject to prior distribution rights of preferred stock, if any, then outstanding. There are no redemption or sinking fund provisions applicable to our common stock.

     The proposed increase in the authorized number of shares of common stock will not have any immediate effect on the rights of existing stockholders. Any subsequent issuance of such shares could have the effect of delaying or preventing a change-in-control of Xenonics Holdings, Inc. without further action by the stockholders. Any issuance of additional shares of common stock also could have the effect of diluting any future earnings per share and book value per share of the outstanding shares of our common stock, and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of Xenonics Holdings, Inc.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT ARE AUTHORIZED FOR ISSUANCE.

PROPOSAL III

APPROVAL OF 2004 STOCK INCENTIVE PLAN

     On December 7, 2004, the Board of Directors adopted the 2004 Stock Incentive Plan of Xenonics Holdings, Inc. (the “2004 Plan”). Implementation of the 2004 Plan is subject to stockholder approval. A copy of the 2004 Plan is attached as Appendix C to this Proxy Statement.

     As of the date of this Proxy Statement, no shares of common stock are available for issuance pursuant to new awards under our 2003 Stock Option Plan. Therefore, the Board of Directors believes that approval of the 2004 Plan is necessary to make shares available for the grant of options and other awards to our current and future executive officers, directors, employees and outside consultants.

     A summary of the 2004 Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the 2004 Plan.

Summary of the 2004 Plan

     The purpose of the 2004 Plan is to (i) encourage selected employees, officers, directors, consultants and advisers to improve operations and increase the profitability of Xenonics Holdings, Inc, (ii) encourage selected employees, officers, directors, consultants and advisers to accept or continue employment or association with us, and (iii) increase the interest of selected employees, officers, directors, consultants and advisers in our welfare through participation in the growth in value of our common stock. As of February 1, 2005, we had seven directors, three officers and fifteen employees.

     The Plan authorizes the granting of the following types of awards to persons who are employees, officers or directors of Xenonics Holdings, Inc. or its subsidiaries or who are consultants or advisers to such entities:

•	“Incentive stock options” that are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations thereunder;

•	“Non-qualified stock options” that are not intended to be incentive options; and

•	Shares of common stock that are subject to specified restrictions.

     Subject to the adjustment provisions of the 2004 Plan that are applicable in the event of a stock dividend, stock split, reverse stock split or similar transaction, up to 1,500,000 shares of common stock may be issued under the 2004 Plan and no person shall be granted awards under the 2004 Plan during any twelve-month period that cover more than 300,000 shares of common stock. As of February 1, 2005, the last reported sales price of our common stock as reported on the OTC Bulletin Board was $[___] per share.

     The 2004 Plan will be administered by our Compensation Committee, although the Board of Directors has the authority under the 2004 Plan to elect to administer all or selected portions of the 2004 Plan. The Compensation Committee is responsible for selecting the officers, employees, directors, consultants and advisers who will receive options and restricted stock. Subject to the requirements imposed by the 2004 Plan, the Compensation Committee is also responsible for determining the terms and conditions of each option award, including the number of shares subject to the option, the exercise price, expiration date and vesting period of the option and whether the option is an incentive stock option or a non-qualified stock option. Subject to the requirements imposed by the 2004 Plan, the Compensation Committee is also responsible for determining the terms and conditions of each restricted stock grant, including the number of shares granted, the purchase price (if any) and the vesting, transfer and other restrictions imposed on the stock. The Compensation Committee has the power, authority and discretion to make all other determinations deemed necessary or advisable for the administration of the 2004 Plan or of any award under the 2004 Plan.

     Under current law, only officers and other employees are entitled to receive incentive stock options. The exercise price for an incentive stock option may not be less than 100% of the fair market value of the common stock on the date of the grant of the option. With respect to an option holder who owns stock possessing more than 10% of the total voting power of all classes of our stock, the exercise price for an incentive stock option may not be less than 110% of the fair market value of the common stock on the date of the grant of the option. The 2004 Plan does not specify a minimum exercise price for non-qualified stock options or restricted stock.

     Unless otherwise determined by the Compensation Committee, options granted under the 2004 Plan generally are not transferable except by will or the laws of descent and distribution. Except as otherwise provided in the option agreement, an option ceases to be exercisable ninety days after the termination of the option holder’s employment with us.

     The purchase price of common stock acquired under the 2004 Plan is payable by cash or check. In addition, the Compensation Committee has discretion to accept the following types of payment for the stock:

•	A secured or unsecured promissory note, provided that this method of payment is not available to a participant who is a director or executive officer;

•	Shares of our common stock already owned by the option or restricted stock holder as long as the surrendered shares have a fair market value that is equal to the acquired stock and have been owned by the participant for at least six months; and

•	A “cashless” option exercise in accordance with applicable regulations of the Securities and Exchange Commission and the Federal Reserve Board.

     Except as otherwise determined by the Compensation Committee, in the event of a “corporate transaction,” all previously unexercised options will terminate immediately prior to the consummation of the corporate transaction and all restricted stock will be forfeited immediately prior to the consummation of the corporate transaction. The Compensation Committee, in its discretion, may permit exercise of any options prior to their termination, even if the options would not otherwise have been exercisable, or provide that outstanding options will be assumed or an equivalent option substituted by a successor corporation. The Compensation Committee may also provide that outstanding options will be cancelled in exchange for an amount of cash equal to the excess of the fair market value of the common stock underlying the options over the exercise price of the options. The Compensation Committee, in its discretion, may remove any restrictions as to any restricted stock or provide that all outstanding restricted stock will participate in the corporate transaction with an equivalent stock substituted by the successor corporation subject to the restrictions. In general, a “corporate transaction” means:

•	Our liquidation or dissolution;

•	Our merger or consolidation with or into another corporation as a result of which we are not the surviving corporation;

•	A sale of all or substantially all of our assets; or

•	A purchase or other acquisition of beneficial ownership of more than 50% of our outstanding capital stock by one person or more than one person acting in concert.

     The Board of Directors may at any time amend, discontinue or terminate the 2004 Plan. With specified exceptions, no amendment, suspension or termination of the plan may adversely affect outstanding options or the terms that are applicable to outstanding restricted stock. No amendment or suspension of the 2004 Plan requires stockholder approval unless such approval is required under applicable law or under the rules of any stock exchange or Nasdaq market on which our stock is traded. Unless terminated earlier by the Board of Directors, the 2004 Plan will terminate automatically on December 7, 2014, which is the tenth anniversary of the date of the plan’s adoption by the Board.

Certain Federal Income Tax Consequences

     Non-Qualified Stock Options

     There will be no federal income tax consequences to either Xenonics Holdings, Inc. or the participant upon the grant of a non-qualified stock option if the exercise price is not less than the fair market value of our common stock on the date of the option grant. However, the participant will realize ordinary income on the exercise of the non-qualified stock option in an amount equal to the excess of the fair market value of the common stock acquired upon the exercise of such option over the exercise price, and Xenonics Holdings, Inc. will receive a corresponding deduction. The gain, if any, realized upon the subsequent disposition by the participant of the common stock will constitute short-term or long-term capital gain, depending on the participant’s holding period.

     Incentive Stock Options

     There will be no federal income tax consequences to either Xenonics Holdings, Inc. or the participant upon the grant of an incentive stock option. Upon exercise of the option, the excess of the fair market value of the stock over the exercise price (the “spread”) will be added to the alternative minimum tax base of the participant unless a disqualifying disposition is made in the year of exercise. A disqualifying disposition is the sale of the stock prior to the expiration of two years from the date of grant and one year from the date of exercise. If the shares of common stock are disposed of in a disqualifying disposition, the participant will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and Xenonics Holdings, Inc. will be entitled to a federal income tax deduction equal to such amount. If the participant sells the shares of common stock after the specified periods, the gain or loss on the sale of the shares will be long-term capital gain or loss and Xenonics Holdings, Inc. will not be entitled to a federal income tax deduction.

     Restricted Stock

     Unless a participant makes an election under Section 83(b) of the Internal Revenue Code to accelerate recognition of the income to the date of grant, a participant receiving a restricted stock award will not recognize income, and Xenonics Holdings, Inc. will not be allowed a tax deduction, at the time the award is granted. As and when the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common stock no longer subject to restrictions, and Xenonics Holdings, Inc. will be entitled to a corresponding tax deduction at that time.

     Section 162(m) of the Internal Revenue Code

     Pursuant to Section 162(m) of the Internal Revenue Code, Xenonics Holdings, Inc. may not deduct compensation in excess of $1,000,000 paid to each of its chief executive officer and the four next most highly compensated executive officers subject to certain exceptions. The 2004 Plan is designed to comply with an exception from the limitation of Section 162(m) as to options granted under that Plan.

New Plan Benefits

     No awards have been made under the 2004 Plan, and the Compensation Committee has not yet selected the employees, officers, directors, consultants and advisers who will receive options or restricted stock or determined the terms and conditions of such awards.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE 2004 STOCK INCENTIVE PLAN.

PROPOSAL IV

RATIFICATION OF APPOINTMENT OF AUDITORS

Recent Change in Accountants

     Effective October 1, 2004, the Audit Committee of our Board of Directors approved the dismissal of Windes & McClaughry Accountancy Corporation (“Windes”) as our independent public accountants and the selection of Eisner, LLP as their replacement.

     Windes’ report on the financial statements of Xenonics Holdings, Inc. for the fiscal years ended September 30, 2003 and December 31, 2002, did not contain any adverse opinion or disclaimer of opinion nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

     During our two most recent fiscal years ended September 30, 2003 and December 31, 2002 and the subsequent interim periods through September 30, 2003, there were no disagreements with Windes on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Windes, would have caused Windes to make reference to the subject matter of the disagreements in connection with its report. During that time, there were no reportable events as described in Item 304(a)(1) of Regulation S-B, except for the reportable condition discussed below.

     In January 2004, in connection with the audit of our financial statements for the nine-month period ended September 30, 2003, Windes informed the Board of Directors and management that the lack of segregation of certain duties was a reportable condition and that we needed to improve our segregation of duties in certain areas. Windes rendered an unqualified report on our financial statements.

     We have corrected the segregation of duties issues by segregating a number of duties within the internal accounting controls. The Board of Directors, in coordination with our Audit Committee, continually assesses the progress and sufficiency of the Company’s procedures and makes adjustments, if necessary. While we believe that our current procedures have remedied the reportable condition in our internal accounting control as described above, a control system, no matter how well designed and operated, cannot provide absolute assurance that the objectives of the control system are met, and no evaluation of controls can provide absolute assurance that all control issues have been detected.

     During the fiscal years ended September 30, 2003 and December 31, 2002 and through the subsequent interim period preceding the change in accountants, Xenonics Holdings, Inc. did not consult with Eisner, LLP regarding any of the matters specified in Item 304(a)(2) of SEC Regulation S-B.

Accounting Fees

     Aggregate fees billed to us by Windes & McClaughry Accountancy Corporation and Eisner, LLP for professional services rendered with respect to our 2003 and 2004 fiscal years were as follows:

	2003	2004
Audit Fees	$38	$105
Audit-Related Fees	—	—
Tax Fees	6	—
All Other Fees	9	64

Total	$53	$169

     For fiscal year 2004, $105,000 of audit fees were billed to us by Eisner, LLP and $64,000 of “other fees” were billed to us by Windes & McClaughry.

     In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees that Xenonics Holdings, Inc. paid for professional services for the audit of our consolidated financial statements included in our Form 10K-SB and for services that are normally provided by the accountants in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements; and “tax fees” are fees for tax compliance, tax advice and tax planning.

     All of the audit-related services and other services described in the above table were pre-approved by our Audit Committee. The Audit Committee has adopted a pre-approval policy that provides for the pre-approval of all services performed for us by Eisner LLP. The policy authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services. Pursuant to this policy, the Audit Committee delegated such authority to the Chairman of the Audit Committee. All pre-approval decisions must be reported to the Audit Committee at its next meeting.

Stockholder Ratification of the Appointment of Eisner LLP

     The Audit Committee of the Board of Directors has approved Eisner LLP as our independent accountants to audit our consolidated financial statements for the fiscal year ending September 30, 2005. We are not required to seek stockholder approval for the appointment of our independent accountants. However, the Audit Committee and the full Board of Directors believe it to be sound corporate practice to seek such approval. If the appointment is not ratified, the Audit Committee will investigate the reasons for stockholder rejection and will re-consider the appointment. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

     Because Eisner, LLP is located in New York, we do not anticipate that representatives of Eisner, LLP will be present at the Annual Meeting. However, we will deliver to Eisner, LLP any questions or comments that are directed to them at the Annual Meeting by shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF EISNER LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2005.

STOCKHOLDER PROPOSALS

     Any proposal that a Xenonics Holdings, Inc. stockholder intends to present in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”) at our next annual meeting of stockholders to be held in 2006 must be received by us on or before October 5, 2005. Notice of stockholder proposals submitted outside of Rule 14a-8 of the Exchange Act will be considered untimely if received by us after December 19, 2005. Only proper proposals under Rule 14a-8 of the Exchange Act that are timely received will be included in the 2006 Proxy Statement. All proposals described in this paragraph should be sent to Xenonics Holdings, Inc., 2236 Rutherford Road, Suite 123, Carlsbad, California 92008, Attention: Corporate Secretary.

OTHER MATTERS

Expenses of Solicitation

     Xenonics Holdings, Inc. will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may be solicited by our directors, officers and other employees, personally or by telephone, facsimile or email. Such persons will not be compensated separately for these solicitation activities.

Miscellaneous

     Our management does not intend to present any other items of business and is not aware of any matters other than those set forth in this Proxy Statement that will be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy intend to vote the shares of our common stock that they represent in accordance with their best judgment.

Annual Report

     A copy of our Annual Report on Form 10-KSB, without exhibits, for the year ended September 30, 2004 that we filed with the Securities and Exchange Commission accompanies this Proxy Statement. Copies of the Form 10-KSB exhibits are available without charge. Stockholders who would like such copies should direct their requests in writing to: Xenonics Holdings, Inc., 2236 Rutherford Road, Suite 123, Carlsbad, California 92008, Attention: Corporate Secretary.

By Order of the Board of Directors
/s/ Donna G. Lee
February 2, 2005	Donna G. Lee
Corporate Secretary

APPENDIX A

AUDIT COMMITTEE CHARTER

     This Charter shall be reviewed as necessary for adequacy by the Audit Committee and the Board of Directors but no less frequently than annually.

I. Purpose

     The principal purpose of the Audit Committee is to oversee the integrity of the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements. In particular, the Audit Committee shall monitor (a) the integrity of the Company’s financial statements, (b) the Company’s compliance with legal and regulatory requirements, (c) the qualifications, independence and performance of the Company’s independent auditors, and (d) the performance of the Company’s internal audit function. The Audit Committee shall also prepare the report required by the Securities and Exchange Commission (the “Commission”) to be included in the Company’s annual proxy statement.

     The Company’s independent auditors are ultimately accountable to the Audit Committee in its capacity as a committee of the Company’s Board of Directors (the “Board”), and the independent auditors shall report directly to the Audit Committee. The Audit Committee shall have sole and direct authority and responsibility to select, hire, oversee, evaluate, approve the compensation of, and, where appropriate, replace the Company’s independent auditors (subject, if applicable, to stockholder ratification of the selection of the independent auditors).

     In discharging its oversight role, the Audit Committee is granted the power to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain and determine funding for, at the Company’s expense, independent legal counsel, additional independent auditors or other experts and advisors for this purpose. The Company shall provide the Audit Committee with appropriate funding to perform its duties, including payment of the Company’s independent auditors and any experts or advisors retained by the Audit Committee.

II. Meetings

     The Audit Committee shall meet as often as it deems necessary or advisable, but not less frequently than quarterly. The Audit Committee shall meet periodically with the Company’s management and its independent auditors in separate or joint sessions as deemed appropriate by the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditors to attend any meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

III. Membership

     The Audit Committee shall be appointed by the Board and shall, so long as the Company is a “Small Business Filer”, be comprised of not fewer than two members of the Company’s Board, each of whom shall meet the independence and other requirements of the American Stock Exchange, the Securities Exchange Act of 1934 (the “Exchange Act”), the rules and regulations of the Commission regarding audit committees, and the rules and regulations of any other relevant body, including those regarding independence and experience. At such time as the Company is no longer a “Small Business Filer”, the Audit Committee shall be comprised of not fewer than three members of the Board. All members of the Audit Committee shall be able to read and understand fundamental financial statements. At least one member of the Audit Committee shall be an audit committee financial expert as defined by the Commission, and, at least one member of the Audit Committee shall satisfy any applicable financial sophistication or financial expert requirements of the American Stock Exchange.

Appendix A - 1

IV. Key Functions and Responsibilities

     The following functions shall be the common recurring activities of the Audit Committee in carrying out its duties. The functions and responsibilities are set forth as a guide and may be varied from time to time by the Audit Committee as appropriate under the circumstances.

     The Audit Committee, to the extent it deems necessary or appropriate, shall:

     Financial Statement and Disclosure Matters

          1. Review and discuss with management and the Company’s independent auditors the Company’s annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

          2. Review and discuss with management and the Company’s independent auditors the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors’ review of the quarterly financial statements.

          3. Discuss with management and the Company’s independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, the quality and adequacy of the Company’s internal controls and any special steps adopted in light of material deficiencies in such controls.

          4. Review and discuss quarterly reports from the independent auditors on: (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors; (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences; and (d) conformance with auditing standards.

          5. Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

          6. Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies, and discuss with management any off-balance sheet transactions, arrangements or obligations in which the Company has an interest.

          7. Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification and disclosure process for reports on Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

Oversight of the Company’s Relationship with the Independent Auditors

          8. Pre-approve all auditing services, including the annual audit plan, and permitted non-audit services (including the fees and terms thereof) to be performed for the Company or for the Audit Committee or Board by the Company’s independent auditors; provided that, to the extent permitted by

Appendix A - 2

Commission regulations, (a) the Audit Committee may delegate such pre-approval authority to a subcommittee of the Audit Committee that promptly reports all such approvals to the full Audit Committee, and (b) the Audit Committee may adopt pre-approval policies and procedures regarding the services to be rendered by the independent auditors.

          9. Meet with the independent auditors prior to the audit to discuss the planning and staffing of the audit. Discuss with the Company’s independent auditors significant matters relating to the conduct of audits and attestation reports on management’s assessment of internal control over financial reporting, including any difficulties encountered in the course of audit work, any restrictions on the scope of activities or access to requested information, any significant disagreements with management and the adequacy of the Company’s internal control over financial reporting and disclosure controls and procedures. Discuss with the independent auditors matters relating to the report of the Audit Committee that is required by Commission rules to be included in the Company’s annual proxy statement. The Audit Committee shall be responsible for resolving any disagreements between management and the independent auditors.

          10. Obtain from the Company’s independent auditors annually a formal written statement delineating all relationships between the independent auditors and the Company; discuss with the independent auditors any such disclosed relationships and their impact on the independent auditors’ independence; and take or recommend that the Board take appropriate action regarding the independence of the independent auditors. Ensure the rotation of the audit partners as required by law, and monitor the Company’s hiring of employees or former employees of the independent auditors to ensure compliance with applicable law.

          11. Obtain and review an annual report by the Company’s independent auditors describing the firm’s internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review of the firm.

          12. Evaluate the qualifications, performance and independence of the Company’s independent auditors, including considering whether the provision of permitted non-audit services is compatible with maintaining the independent auditors’ independence. The Audit Committee shall present its conclusions with respect to the independent auditors to the Board at least once each year.

Compliance Oversight Responsibilities

          13. At the conclusion of each audit, obtain from the Company’s independent auditors assurance that the firm is not required to report to the Company under Section 10A(b) of the Exchange Act any illegal act.

          14. Approve or reject proposed related party transactions. Obtain reports from management that the Company and its employees are in compliance with applicable legal requirements and the Company’s Code of Conduct.

          15. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

          16. Discuss with management and the Company’s independent auditors any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

Appendix A - 3

          17. Discuss with the Company’s General Counsel and outside counsel any legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

          18. Meet quarterly.

          19. Report regularly to the Board.

          20. Perform any other activities consistent with this Charter, the Company’s Bylaws, AMEX rules and governing law and regulations, as the Audit Committee deems necessary or appropriate.

          21. Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

          22. Discuss with management and the Board policies with respect to risk assessment and risk management, and review and discuss with management, the Board and the Company’s independent auditors any annual reports by management on the Company’s internal control over financial reporting that are required by Commission rules and any related attestation reports that are required from the independent auditors pursuant to Commission rules.

V. Limitation of Audit Committee’s Role

     The Audit Committee’s role is one of oversight. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the Company’s independent auditors.

Appendix A - 4

APPENDIX B

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

I. Purpose of the Committee

     The Nominating and Governance Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of Xenonics Holdings, Inc. (the “Company”). The purpose of the Committee is to (1) identify individuals who are qualified to become members of the Board, consistent with criteria approved by the Board, (2) select, or recommend for the Board’s selection, the director nominees for each annual meeting of shareholders, (3) develop and recommend to the Board a set of corporate governance principles applicable to the Company, (4) oversee the annual evaluation of the Board and Company management, and (5) perform such other actions within the scope of this Charter as the Committee deems necessary or advisable.

II. Committee Membership

     The Board shall determine the size of the Committee, provided that the Committee shall consist of at least three members. The Board shall select the members of the Committee, and the Board shall have the right and power to remove and replace Committee members at any time and from time to time. Unless the Board selects a Chairperson, the members of the Committee may designate a Chairperson by majority vote.

     Each member of the Committee shall be a director of the Company who satisfies any and all applicable independence requirements of the rules and regulations of the American Stock Exchange and of the Securities and Exchange Commission.

III. Meetings of the Committee

     The Committee shall meet as often as it determines is necessary or appropriate. The provisions of the Company’s Bylaws that govern the conduct of Board committees shall govern the Committee. The Committee may adopt other procedural rules that are not inconsistent with the Bylaws.

IV. Authority and Responsibilities of the Committee

     The Committee shall:

1.	Evaluate the size and composition of the Board, develop criteria for Board membership, and evaluate the independence of existing and prospective directors.

2.	Seek and evaluate qualified individuals to become new directors as needed. Establish procedures to review and recommend to the Board potential director nominees proposed by shareholders, and evaluate whether current Board members should be nominated for re-election.

3.	Select, or recommend for the Board’s selection, the director nominees for each annual meeting of shareholders and director nominees to fill vacancies on the Board.

4.	Evaluate the nature, structure and operations of other Board committees. Make recommendations to the Board as to the qualifications of members of the Board’s committees, committee member appointment and removal, and committee reporting to the Board.

5.	Develop and recommend to the Board a set of corporate governance principles applicable to the Company. Monitor and reassess from time to time these corporate governance principles.

Appendix B - 1

6.	Take such actions as the Committee deems necessary or appropriate with respect to oversight of the annual evaluation of the Board and management.

7.	Annually review the Committee’s own performance. Annually review the adequacy of this Charter, and recommend any proposed changes to the Board for approval.

8.	Have the authority, to the extent the Committee deems necessary or appropriate, (a) to retain at the Company’s expense independent advisers to the Committee, and (b) to conduct investigations into any matters that are within the scope of the Committee’s responsibilities.

9.	Have the authority, in the Committee’s discretion, to decide whether to retain at the Company’s expense a search firm to assist the Committee in identifying, screening and attracting director candidates.

10.	Discuss with the Company’s counsel legal matters that may have a material impact on the Committee’s responsibilities described in this Charter. Have unrestricted access to the Company’s independent accountants, counsel, officers and employees for purposes related to the Committee’s activities under this Charter.

11.	Provide regular reports to the Board regarding the Committee’s activities, recommendations and decisions.

12.	Perform such other activities that are consistent with this Charter, the Company’s Bylaws, applicable law and Board directives as the Committee determines are required or appropriate in order to carry out its responsibilities.

Appendix B - 2

APPENDIX C

2004 STOCK INCENTIVE PLAN OF XENONICS HOLDINGS, INC.

1. PURPOSES OF THE PLAN.

     The purposes of the 2004 Stock Incentive Plan (the “Plan”) of Xenonics Holdings, Inc., a Nevada corporation (the “Company”), are to:

     1.1 Encourage selected employees, officers, directors, consultants and advisers to improve operations and increase the profitability of the Company;

     1.2 Encourage selected employees, officers, directors, consultants and advisers to accept or continue employment or association with the Company or its Affiliates (as defined below); and

     1.3 Increase the interest of selected employees, officers, directors, consultants and advisers in the Company’s welfare through participation in the growth in value of the common stock of the Company, par value $0.001 per share (the “Common Stock”).

2. TYPES OF AWARDS; ELIGIBLE AWARD RECIPIENTS.

     2.1 Types of Awards. The Administrator (as defined below) may, from time to time, take the following actions, separately or in combination, under the Plan:

               (a) Grant incentive stock options (“Incentive Options”) that are intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder;

               (b) Grant non-qualified stock options that are not Incentive Options (“Non-Qualified Options”); and

               (c) Grant or sell shares of Common Stock that are subject to specified restrictions (“Restricted Stock”). Incentive Options and Non-Qualified Options are jointly referred to in the Plan as “Options,” and the persons who receive grants of Options are referred to in the Plan as “Option Holders.”

     2.2 Eligible Award Recipients. Awards of Options and Restricted Stock may be made to employees of the Company or any of its Affiliates, including employees who are officers or directors, to non-employee directors of the Company or any of its Affiliates and to the other individuals described in Section 1 of the Plan whom the Administrator believes have made or will make a contribution to the Company or any Affiliate; provided, however, that only a person who is an employee of the Company or any Affiliate at the date of the grant of an Option is eligible to receive Incentive Options under the Plan. The term “Affiliate” as used in the Plan means a parent or subsidiary corporation of the Company as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term “employee” includes an officer or a director who is also an employee of the Company or one of its Affiliates. The term “consultant” includes persons employed by, or otherwise affiliated with, a consultant to the Company or one of its Affiliates. The term “adviser” includes persons employed by, or otherwise affiliated with, an adviser to the Company or one of its Affiliates.

3. STOCK SUBJECT TO THE PLAN; MAXIMUM NUMBER OF GRANTS.

     Subject to the adjustment provisions of Sections 6.1.1 and 8.2 of the Plan, the total number of shares of Common Stock that may be issued under the Plan shall not exceed One Million Five Hundred Thousand

Appendix C - 1

(1,500,000) shares of Common Stock. The shares covered by the portion of any award under the Plan that expires, terminates or is cancelled unexercised shall become available again for grants under the Plan. If shares of Restricted Stock awarded under the Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan. Subject to the adjustment provisions of Sections 6.1.1 and 8.2 of the Plan, no eligible person shall be granted Options or Restricted Stock during any twelve-month period covering more than Three Hundred Thousand (300,000) shares of Common Stock.

4. ADMINISTRATION.

     4.1 Plan Administrator. The Plan shall be administered by the Board of Directors of the Company (the “Board”) and/or a committee (the “Committee”) to which administration of the Plan, or of specified portions of the Plan, is delegated by the Board (the Board or the Committee, as applicable, being referred to in the Plan as the “Administrator”). The Board shall appoint and remove members of the Committee in its discretion. In the Board’s discretion, the Committee may be comprised solely of (i) ”non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, (ii) ”outside directors” within the meaning of Section 162(m) of the Code, and/or (iii) ”independent directors” within the meaning of Rule 4200(a)(15) of the Nasdaq Stock Market. The Administrator may delegate non-discretionary administrative duties to such employees of the Company as it deems proper, and the Board, in its discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

     4.2 Administrator’s Powers. Subject to the other provisions of the Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options and grant or sell Restricted Stock; (ii) to determine the fair market value of the Common Stock subject to Options or Restricted Stock awards; (iii) to determine the exercise price of Options or the offering price of Restricted Stock; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted or Restricted Stock shall be granted or sold, and the number of shares subject to each Option or the number of shares of Restricted Stock granted or sold; (v) to construe and interpret the terms and conditions of the Plan and of all Option Agreements and Restricted Stock Agreements (as defined below); (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and conditions of each Option granted and award of Restricted Stock (which need not be identical), including, but not limited to, the time or times at which Options shall be exercisable or the time at which the restrictions on Restricted Stock shall lapse; (viii) with the consent of the Option Holder or holder of Restricted Stock, to rescind any award or exercise of an Option and to amend the terms of any Option or Restricted Stock; (ix) to reduce the exercise price of any Option or the purchase price of Restricted Stock; (x) to accelerate or defer (with the consent of the Option Holder or holder of Restricted Stock) the exercise date of any Option or the date on which the restrictions on Restricted Stock lapse; (xi) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option or award of Restricted Stock; (xii) to determine the duration and purposes of leaves of absence which may be granted to participants without constituting a termination of their employment for the purposes of the Plan; and (xiii) to make all other determinations deemed necessary or advisable for the administration of the Plan or of any Option, Option Agreement, award of Restricted Stock or Restricted Stock Agreement.

     4.3 Plan Interpretation. All questions of interpretation, implementation and application of the Plan or of any Option, Option Agreement, award of Restricted Stock or Restricted Stock Agreement shall be determined by the Administrator, which determination shall be final and binding on all persons.

5. GRANTING OF OPTIONS; OPTION AGREEMENTS.

     5.1 No Options shall be granted under the Plan after ten years from the date of adoption of the Plan by the Board.

Appendix C - 2

     5.2 Each Option shall be evidenced by a written Option agreement, in form satisfactory to the Administrator, executed by the Company and the person to whom the Option is granted (an “Option Agreement”). In the event of a conflict between the terms or conditions of an Option Agreement and the terms and conditions of the Plan, the terms and conditions of the Plan shall govern.

     5.3 The Option Agreement shall specify whether each Option it evidences is a Non-Qualified Option or an Incentive Option; provided, however, that all Options granted under the Plan to non-employee directors, consultants and advisers of the Company or its Affiliates are intended to be Non-Qualified Options.

     5.4 Subject to Section 6.3.3 with respect to Incentive Options, the Administrator may approve the grant of Options under the Plan to persons who are expected to become employees, directors, consultants or advisers of the Company or its Affiliates but who are not employees, directors, consultants or advisers at the date of approval, and the date of approval shall be deemed to be the date of grant unless otherwise specified by the Administrator.

6. TERMS AND CONDITIONS OF OPTIONS.

     Each Option granted under the Plan shall be subject to the terms and conditions set forth in Section 6.1. Non-Qualified Options shall also be subject to the terms and conditions set forth in Section 6.2 but not those set forth in Section 6.3. Incentive Options shall also be subject to the terms and conditions set forth in Section 6.3 but not those set forth in Section 6.2.

     6.1 Terms and Conditions to Which All Options Are Subject. All Options granted under the Plan shall be subject to the following terms and conditions:

          6.1.1 Changes in Capital Structure. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate adjustments shall be made by the Administrator, in its discretion, in (i) the number and class of shares of stock subject to the Plan and each Option outstanding under the Plan, and (ii) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Any adjustment, however, in an outstanding Option shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each share covered by the unexercised portion of the Option. Adjustments under this Section 6.1.1 shall be made by the Administrator, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. If an adjustment under this Section 6.1.1 would result in a fractional share interest under an Option or any installment, the Administrator’s decision as to inclusion or exclusion of that fractional share interest shall be final, but no fractional shares of stock shall be issued under the Plan on account of any such adjustment.

          6.1.2 Corporate Transactions.

               (a) In the event of a Corporate Transaction (as defined below), the Administrator shall notify each Option Holder at least ten days prior to the date of the Corporate Transaction or as soon as may be practicable. To the extent not previously exercised, all Options shall terminate immediately prior to the consummation of the Corporate Transaction unless the Administrator determines otherwise in its discretion. The Administrator, in the exercise of its discretion after considering any tax, accounting, legal and financial consequences, may (i) permit exercise of any Options prior to their termination even if such Options would not otherwise have been exercisable, (ii) provide that all or certain of the outstanding Options shall be assumed or an equivalent option substituted by an applicable successor corporation or other entity or any Affiliate of the successor corporation or entity, or (iii) provide that any outstanding Options shall be cancelled in exchange for an amount of cash equal to the excess of the fair market value of the Common Stock underlying the Options as of the Option exchange date (as determined pursuant to Section 6.1.9) over the aggregate exercise price of the Options.

Appendix C - 3

               (b) A “Corporate Transaction” means (i) a liquidation or dissolution of the Company; (ii) a merger or consolidation of the Company with or into another corporation or entity as a result of which the Company is not the surviving corporation (other than a merger or consolidation with a wholly owned subsidiary of the Company); (iii) a sale of all or substantially all of the assets of the Company; or (iv) a purchase or other acquisition of beneficial ownership of more than fifty percent of the outstanding capital stock of the Company in a single transaction or a series of related transactions by one person or more than one person acting in concert (excluding, however, a purchase of stock by the Company or by a Company-sponsored employee benefit plan).

          6.1.3 Time of Option Exercise. Subject to Sections 6.1.10 and 6.3.4, an Option granted under the Plan shall be exercisable (i) immediately as of the effective date of the Option Agreement granting the Option if so provided in the Option Agreement or (ii) in accordance with a vesting schedule, performance requirement and/or requirement of continued employment with the Company or an Affiliate that is set by the Administrator and specified in the Option Agreement relating to the Option. In any case, no Option shall be exercisable until the Company and the Option Holder have executed an Option Agreement that is in form satisfactory to the Administrator.

          6.1.4 Option Grant Date. The date of an Option grant under the Plan shall be the effective date of the Option Agreement granting the Option, provided that the Option Agreement shall not specify an effective date that is earlier than the date on which the Administrator approved the grant of the Option to the Option Holder.

          6.1.5 Non-Transferability of Option Rights. Except with the express written approval of the Administrator, which approval the Administrator is authorized to give only with respect to Non-Qualified Options, or unless otherwise provided in an Option Agreement with respect to Non-Qualified Options, (i) no Option granted under the Plan shall be assignable or otherwise transferable by the Option Holder except by will or by the laws of descent and distribution, and (ii) during the life of the Option Holder, an Option shall be exercisable only by the Option Holder.

          6.1.6 Payment. Except as provided below, payment in full, in cash or by check, shall be made for all Common Stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. The Administrator, in the exercise of its discretion after considering any tax, accounting, legal and financial consequences, may authorize any one or more of the following additional methods of payment:

               (a) By acceptance of the Option Holder’s full recourse promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest or original issue discount would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of Common Stock acquired upon exercise of the Option); provided, however, that this method of payment shall not be allowed with respect to an Option Holder who is a director or an executive officer of the Company;

               (b) By delivery by the Option Holder of shares of Common Stock already owned by the Option Holder for a period of at least six months or such longer period as is necessary to avoid a charge to the Company’s earnings under generally accepted accounting principles for all or part of the Option price, provided the fair market value (determined as set forth in Section 6.1.9) of such shares of Common Stock is at least equal on the date of exercise to the Option price or such portion thereof as the Option Holder is authorized to pay by delivery of such stock; and

Appendix C - 4

               (c) By means of so-called cashless exercises conducted through brokers in accordance with applicable rules and regulations of the Securities and Exchange Commission and the Federal Reserve Board.

          6.1.7 Withholding Taxes. In the case of an employee exercising a Non-Qualified Option, at the time of exercise and as a condition thereto, or at such other time as the amount of such obligation becomes determinable, the Option Holder shall remit to the Company in cash all applicable federal and state withholding taxes. Such obligation to remit may be satisfied, if authorized by the Administrator in its discretion, after considering any tax, accounting, legal and financial consequences, by the Option Holder’s (i) delivery of a full recourse promissory note in the required amount on such terms as the Administrator deems appropriate (provided that this alternative shall not be allowed with respect to an Option Holder who is a director or an executive officer of the Company), or (ii) tendering to the Company shares of Common Stock already owned by the Option Holder for a period of at least six months or such longer period as is necessary to avoid a charge to the Company’s earnings under generally accepted accounting principles with a fair market value at least equal to the required amount.

          6.1.8 Other Terms. Each Option granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Administrator, and each Incentive Option granted under the Plan shall include such terms and conditions as are necessary to qualify the Option as an “incentive stock option” within the meaning of Section 422 of the Code.

          6.1.9 Determination of Value. For purposes of the Plan, the fair market value of Common Stock or other securities of the Company shall be determined as follows:

               (a) If the securities are listed on a national securities exchange, the Nasdaq National Market, the Nasdaq Small Cap Market or the OTC Bulletin Board or are otherwise regularly quoted by a recognized securities dealer and if selling prices are reported, the fair market value shall be the closing price of such securities on the last business day preceding the date on which the fair market value of the securities is to be determined, but if selling prices are not reported, the fair market value shall be the average of the high bid and low asked prices for such securities on the last business day preceding the date on which the fair market value of the securities is to be determined (or if there are no quoted prices for such specified business day, then for the last preceding business day on which there were quoted prices); and

               (b) In the absence of an established market for the securities, the fair market value thereof shall be determined in good faith by the Administrator with reference to the Company’s net worth, prospective earning power, dividend-paying capacity and other relevant factors, including the goodwill of the Company, the economic outlook in the Company’s industry, the Company’s position in the industry, the Company’s management and the values of the stock of other corporations in the same or a similar line of business.

          6.1.10 Option Term. Subject to Section 6.3.4, no Option shall be exercisable more than ten years after the date of grant or such lesser period of time as is set forth in the Option Agreement (the end of such maximum exercise period being referred to in the Plan as the “Expiration Date”).

     6.2 Terms and Conditions to Which Only Non-Qualified Options Are Subject. Options granted under the Plan that are designated as Non-Qualified Options shall also be subject to the following terms and conditions:

          6.2.1 Exercise Price. The exercise price of a Non-Qualified Option shall be the amount determined by the Administrator as specified in the Option Agreement.

          6.2.2 Termination of Employment. Except as otherwise provided in the Option Agreement, if for any reason an Option Holder ceases to be employed by the Company and its Affiliates,

Appendix C - 5

Options that are Non-Qualified Options held at the date of termination (to the extent then exercisable) may be exercised in whole or in part at any time within ninety days after the date of such termination (but in no event after the Expiration Date). For purposes of this Section 6.2.2, “employment” includes service as a director, consultant or adviser. For purposes of this Section 6.2.2, an Option Holder’s employment shall not be deemed to terminate by reason of the Option Holder’s transfer from the Company to an Affiliate of the Company, or vice versa, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed ninety days or, if longer, if the Option Holder’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

     6.3 Terms and Conditions to Which Only Incentive Options Are Subject. Options granted under the Plan that are designated as Incentive Options shall also be subject to the following terms and conditions:

          6.3.1 Exercise Price. The exercise price of an Incentive Option shall not be less than the fair market value (determined in accordance with Section 6.1.9) of the Common Stock covered by the Option at the time the Option is granted. The exercise price of an Incentive Option that is granted to any person who owns, directly or by attribution under Section 424(d) of the Code, stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate of the Company (a “Ten Percent Stockholder”), shall in no event be less than one hundred ten percent (110%) of the fair market value (determined in accordance with Section 6.1.9) of the Common Stock covered by the Option at the time the Option is granted.

          6.3.2 Disqualifying Dispositions. If Common Stock acquired by exercise of an Incentive Option granted pursuant to the Plan is disposed of in a “disqualifying disposition” within the meaning of Section 422 of the Code, including a disposition within two years from the date of grant of the Option or within one year after the issuance of such Common Stock on exercise of the Option, the holder of the Common Stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

          6.3.3 Grant Date. If an Incentive Option is granted in anticipation of employment as provided in Section 5.4, the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant and, in addition, satisfies all requirements of the Plan for Options granted on that date.

          6.3.4 Term. Notwithstanding Section 6.1.10, no Incentive Option granted to any Ten Percent Stockholder shall be exercisable more than five years after the date of grant.

          6.3.5 Termination of Employment. Except as otherwise provided in the Option Agreement, if for any reason an Option Holder ceases to be employed by the Company and its Affiliates, Options that are Incentive Options held at the date of termination (to the extent then exercisable) may be exercised in whole or in part at any time within ninety days after the date of such termination (but in no event after the Expiration Date). For purposes of this Section 6.3.5, an Option Holder’s employment shall not be deemed to terminate by reason of the Option Holder’s transfer from the Company to an Affiliate of the Company, or vice versa, or sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed ninety days or, if longer, if the Option Holder’s right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

          6.3.6 Fair Market Value Limitation. To the extent that Options designated as Incentive Options (granted under all stock option plans of the Company and its Affiliates, including the Plan) become exercisable by an Option Holder for the first time during any calendar year for stock having a fair market value greater than One Hundred Thousand Dollars ($100,000), the portions of such Options which exceed such amount shall be treated as Non-Qualified Options. For purposes of this Section 6.3.6, Options designated as

Appendix C - 6

Incentive Options shall be taken into account in the order in which they were granted, and the fair market value of stock shall be determined as of the time the Option with respect to such stock is granted.

7. MANNER OF EXERCISE.

     7.1 An Option Holder wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price and withholding taxes as provided in Sections 6.1.6 and 6.1.7. The date that the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date the Option was exercised.

     7.2 Promptly after receipt of written notice of exercise of an Option and the payments called for by Section 7.1, the Company shall, without stock issue or transfer taxes to the Option Holder or other person entitled to exercise the Option, deliver to the Option Holder or such other person a certificate or certificates for the requisite number of shares of Common Stock. An Option Holder or permitted transferee of the Option shall not have any privileges as a stockholder with respect to any shares of Common Stock covered by the Option until the date of issuance of such shares as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent.

8. RESTRICTED STOCK.

     8.1 Grant or Sale of Restricted Stock.

          8.1.1 No awards of Restricted Stock shall be granted under the Plan after ten years from the date of adoption of the Plan by the Board.

          8.1.2 The Administrator may issue shares under the Plan as a grant or for such consideration (including services and, with respect to Restricted Stock recipients who are not directors or executive officers of the Company, full recourse promissory notes) as determined by the Administrator. Shares issued under the Plan shall be subject to the terms, conditions and restrictions determined by the Administrator. The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Administrator. If shares are subject to forfeiture or repurchase by the Company, all dividends or other distributions paid by the Company with respect to the shares may be retained by the Company until the shares are no longer subject to forfeiture or repurchase, at which time all accumulated amounts shall be paid to the recipient. All Common Stock issued pursuant to this Section 8 shall be subject to a purchase or grant agreement (a “Restricted Stock Agreement”), which shall be executed by the Company and the prospective recipient of the shares prior to the delivery of certificates representing such shares to the recipient. The Restricted Stock Agreement may contain any terms, conditions, restrictions, representations and warranties required by the Administrator. The certificates representing the shares shall bear any legends required by the Administrator. The Administrator may require any purchaser of Restricted Stock to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements. If the purchaser fails to pay the amount demanded, the Administrator may withhold that amount from other amounts payable by the Company to the purchaser, including salary, subject to applicable law. With the consent of the Administrator in its discretion, a purchaser may deliver Common Stock to the Company to satisfy this withholding obligation. Upon the issuance of Restricted Stock, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued.

     8.2 Changes in Capital Structure. In the event of a change in the Company’s capital structure, as described in Section 6.1.1, appropriate adjustments shall be made by the Administrator, in its discretion, in the number and class of Restricted Stock subject to the Plan and the Restricted Stock outstanding under the Plan; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments.

Appendix C - 7

     8.3 Corporate Transactions. In the event of a Corporate Transaction, as defined in Section 6.1.2, to the extent not previously forfeited, all Restricted Stock shall be forfeited immediately prior to the consummation of the Corporate Transaction unless the Administrator determines otherwise in its discretion. The Administrator, in its discretion, may elect to remove any restrictions as to any Restricted Stock. The Administrator may, in its discretion, provide that all outstanding Restricted Stock participate in the Corporate Transaction with an equivalent stock substituted by an applicable successor corporation subject to the restrictions.

9. EMPLOYMENT OR CONSULTING RELATIONSHIP.

     Nothing in the Plan or in any Option or Restricted Stock granted under the Plan shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate the employment or consulting or advising relationship of any Option Holder or Restricted Stock holder at any time, nor confer upon any Option Holder or Restricted Stock holder any right to continue in the employ of, or to consult or advise with, the Company or any of its Affiliates.

10. CONDITIONS UPON THE ISSUANCE OF SHARES.

     10.1 Securities Act Compliance. Shares of Common Stock shall not be issued pursuant to the exercise of an Option or the receipt of a Restricted Stock award unless the Administrator determines that the exercise of the Option or receipt of the Restricted Stock and the issuance and delivery of such shares will comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, applicable state and foreign securities laws and the requirements of any stock exchange, Nasdaq market or OTC Bulletin Board upon which the Common Stock may be listed. The inability of the Company to obtain from any applicable regulatory body a permit, order or approval deemed by the Administrator to be necessary to the lawful issuance and sale of any shares of Common Stock under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite permit, order or approval shall not have been obtained. As a condition to the exercise of any Option or to the receipt of any Restricted Stock, the Administrator may require the Option Holder or Restricted Stock recipient to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be reasonably requested by the Administrator.

     10.2 Stockholders’ Agreement. As a further condition to the receipt of Common Stock pursuant to the exercise of an Option or to the receipt of Restricted Stock, the Option Holder or recipient of Restricted Stock may be required by the Administrator, in the Administrator’s discretion, to enter into a stockholders’ agreement with the Company which may restrict the transferability of the Common Stock and contain rights of repurchase or first refusal in favor of the Company.

     10.3 Non-Competition Agreement. As a condition to the receipt of Common Stock pursuant to the exercise of an Option or to the receipt of Restricted Stock, the Option Holder or recipient of Restricted Stock may be required not to render services for any organization, or to engage directly or indirectly in any business, competitive with the Company during any period that is specified in the Option Agreement or Restricted Stock Agreement. Failure to comply with this condition shall cause the Option and the exercise or issuance of shares thereunder and/or the award of Restricted Stock to be rescinded and the benefit of such exercise, issuance or award to be repaid to the Company.

11. NON-EXCLUSIVITY OF THE PLAN; ASSIGNMENT OF PLAN RIGHTS.

     11.1 The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

Appendix C - 8

     11.2 Except as otherwise expressly set forth in the Plan or in an Option Agreement or Restricted Stock Agreement executed pursuant to the Plan, no right or benefit under the Plan shall be subject in any manner to assignment, alienation, hypothecation or charge, and any such attempted action shall be void. No Option or Restricted Stock award shall in any manner be subject to the debts or liabilities of any Option Holder or Restricted Stock recipient except as otherwise may be expressly required by applicable law.

12. AMENDMENT OR TERMINATION OF THE PLAN.

     12.1 The Board may at any time amend, discontinue or terminate the Plan. If not earlier terminated, the Plan shall automatically terminate ten years after the date of its adoption by the Board. Except as provided in Section 6.1.2 or 8.3 with respect to a Corporate Transaction, termination of the Plan shall not affect the terms and conditions of any outstanding Options or previously awarded Restricted Stock. Without the consent of an Option Holder or recipient of Restricted Stock, no amendment or discontinuation of the Plan may adversely affect an outstanding Option or the terms applicable to Restricted Stock except to conform the Plan and Incentive Options granted under the Plan to the requirements of applicable tax and other laws relating to Incentive Options.

     12.2 No amendment, discontinuation or termination of the Plan shall require stockholder approval unless (i) stockholder approval is required to preserve incentive stock option treatment for federal income tax purposes, (ii) stockholder approval is required under other applicable laws or under the regulations of any stock exchange, Nasdaq market or OTC Bulletin Board on which the Common Stock is listed, or (iii) the Board otherwise concludes that stockholder approval is advisable.

     12.3 All references in the Plan to statutes, rules and regulations shall be deemed to include any successor statutes, rules and regulations.

13. EFFECTIVE DATE OF THE PLAN.

     The Plan shall become effective upon adoption by the Board. However, no Option shall be exercisable and the restrictions on Restricted Stock shall not lapse unless and until the Plan is approved by the Company’s stockholders by written consent or at a validly held stockholders’ meeting within twelve months after adoption by the Board. If any Options or shares of Restricted Stock are so granted and stockholder approval shall not have been obtained within twelve months after the date of adoption of the Plan by the Board, such Options and Restricted Stock shall terminate retroactively as of the date they were granted.

Appendix C - 9

P R O X Y

XENONICS HOLDINGS, INC.
a Nevada Corporation

ANNUAL MEETING OF STOCKHOLDERS
February 25, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints Alan P. Magerman and Jeffrey P. Kennedy, or either of them, as proxies, each with the power to appoint his or her substitutes, and hereby authorizes them to represent and vote, as designated below, all of the shares of Common Stock of Xenonics Holdings, Inc. held of record by the undersigned on February 1, 2005 at the Annual Meeting of Stockholders to be held at the Olympic Resort Hotel & Spa, 6111 El Camino Real, Carlsbad, California 92009, on Friday, February 25, 2005, beginning at 11:00 a.m. (local time), or any adjournments or postponement thereof, with all powers which the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

     1. For the election as directors of the nominees listed below, except to the extent that authority is specifically withheld.

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

Nominees: Robert Buie, Jeffrey P. Kennedy, Alan P. Magerman, Michael L. Magerman, Richard J. Naughton, Richard M. Rodstein, Dr. Eli Shapiro

     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below.)

     2. Proposal to amend the Articles of Incorporation to increase the number of authorized shares of common stock.

☐	For	☐	Against	☐	Abstain

     3. Proposal to approve the 2004 Stock Incentive Plan.

☐	For	☐	Against	☐	Abstain

     4. Proposal to ratify the appointment of Eisner LLP as independent auditor.

☐	For	☐	Against	☐	Abstain

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted for the election of the seven director nominees listed on the other side of this Proxy and for the three other proposals that are listed on the other side of this Proxy.

Dated:

Signature

Signature if Held Jointly

Number of Shares

Please sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the shares are owned by a corporation, sign in the full corporate name by the President or other authorized officer. If the shares are owned by a partnership, sign in the name of the partnership by an authorized person. Please mark, sign, date and return the Proxy promptly using the enclosed envelope.